Exhibit (10)(l)(5)

AMENDMENT NO. 4

TO

ALLTEL CORPORATION PROFIT-SHARING PLAN

(January 1, 2002 Restatement)

WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 2002, and as subsequently amended (the “Plan”); and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

1.  Effective as of March 1, 2003, Appendix D of the Plan is amended by adding a new subsection (h) at the end thereof to provide as follows:

(h)     Each person who

(i)            was an active employee of Cellular XL Associates, L.P. and became an Employee on March 1, 2003;

(ii)           met the eligibility requirements to become a Participant on or before the last day of the 2003 Plan Year; and

(iii)          is not otherwise eligible for an allocation of Employer Contribution for the 2003 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2003 Plan Year as provided in this Appendix D.

2.  Effective as of September 1, 2003, Appendix D of the Plan is amended by adding a new subsection (i) at the end thereof to provide as follows:

(i)      Each person who

(i)            was an active employee of Western Wireless Corporation and became an Employee on September 1, 2003;

(ii)           met the eligibility requirements to become a Participant on or before the last day of the 2003 Plan Year; and

(iii)          is not otherwise eligible for an allocation of Employer Contribution for the 2003 Plan Year under Section 13.04;

shall receive an allocation of Employer Contribution for the 2003 Plan Year as provided in this Appendix D.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 10th day of December, 2003.

ALLTEL CORPORATION

By:	/s/ Scott T. Ford
	Title:	President & CEO